NATIONWIDE MUTUAL FUNDS
Nationwide American Century Small Cap Income Fund (formerly, Nationwide U.S. Small Cap Value Fund)
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide Diamond Hill Large Cap Concentrated Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Mellon Disciplined Value Fund
Nationwide Mellon Dynamic U.S. Core Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated June 17, 2021
to the Prospectus dated March 1, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Mellon Disciplined Value Fund and Nationwide Mellon Dynamic U.S. Core Fund

At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on June 16, 2021, the Board approved a new subadvisory agreement with Newton Investment Management North America, LLC
(“Newton US”) for the Nationwide Mellon Disciplined Value Fund and Nationwide Mellon Dynamic U.S. Core Fund, each a series of the Trust (each, a “Fund,” and together, the “Funds”). The Board approved this agreement because BNY Mellon Investment Management, the parent investment management organization of Mellon Investments Corporation (“Mellon”), the subadviser to each Fund, intends to restructure the investment advisory business of Mellon by transferring Mellon’s portfolio management personnel to Newton US (the “Transaction”).  Upon the closing of the Transaction, which is anticipated to occur on or about August 31, 2021, (the “Effective Date”) the Trust’s subadvisory agreement with Mellon, with respect to the Funds, will terminate and the new subadvisory agreement with Newton US will become effective. It is currently anticipated that the Funds’ portfolio managers who are responsible for the day-to-day management of each Fund will remain the same as of the Effective Date. It is also anticipated that there will be no material changes to each Fund’s investment objective or strategies, no reduction in the nature or level of services provided to each Fund, and no increase in the management fee payable by each Fund as a result of the engagement of Newton US as the subadviser.

As of the Effective Date, the Prospectus is amended as follows:

1.	The Nationwide Mellon Disciplined Value Fund is renamed the “Nationwide BNY Mellon Disciplined Value Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

2.	The Nationwide Mellon Dynamic U.S. Core Fund is renamed the “Nationwide BNY Mellon Dynamic U.S. Core Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

3.	All references to “Mellon Investments Corporation” are deleted and replaced with “Newton Investment Management North America, LLC.”

4.	The information relating to Mellon Investments Corporation under the heading “Fund Management – Subadvisers” on page 79 of the Prospectus is deleted in its entirety and replaced with the following:

NEWTON INVESTMENT MANAGEMENT NORTH AMERICA, LLC (“NEWTON US”), located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108, is the subadviser to the Nationwide BNY Mellon Disciplined Value Fund and Nationwide BNY Mellon Dynamic U.S. Core Fund. Newton US was formed as a subsidiary of The Bank of New York Mellon Corporation in 2021 and is registered as an investment adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE